UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  April 7, 2014

Simon Property Group, L.P.

(Exact name of registrant as specified in its charter)

Delaware	333-11491	34-1755769
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

225 W. Washington Street

Indianapolis, IN 46204

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code  (317) 636-1600

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01             Entry into a Material Definitive Agreement

On April 7, 2014, Simon Property Group, L.P. (the “Company”) amended and extended its $4.0 billion unsecured multi-currency revolving credit facility (the “Credit Facility”), as summarized in the attached press release.  The Credit Facility can be increased to $5.0 billion during its term, will initially mature on June 30, 2018 and can be extended for an additional year to June 30, 2019 at the Company’s sole option.  The interest rate on the Credit Facility is reduced to LIBOR plus 80 basis points with an additional facility fee of 10 basis points.  The Credit Facility provides for borrowings denominated in U.S. Dollars, Euro, Yen, Sterling, Canadian Dollars and Australian Dollars.  Borrowings in currencies other than the U.S. Dollar are limited to 75% of the Maximum Revolving Credit Amount, as defined.  The Credit Facility contains a money market competitive bid option program that allows the Company to hold auctions to achieve lower pricing for short-term borrowings.

The Credit Facility provides for borrowings for general corporate purposes.

The Credit Facility contains ongoing covenants relating to total and secured leverage to capitalization value and minimum EBITDA and unencumbered EBITDA coverage requirements.  Payment under the Credit Facility can be accelerated if the Company or its general partner, Simon Property Group, Inc., is subject to bankruptcy proceedings or upon the occurrence of certain other events.

Prior to the extension and amendment, the Credit Facility had a capacity of $4.0 billion with a $2.0 billion multi-currency tranche, an initial maturity of October 30, 2015, an interest rate of LIBOR plus 95 basis points and an additional facility fee of 15 basis points.

A copy of a press release and the Credit Facility agreement are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference and constitute part of this report.

ITEM 1.02             Termination of a Material Definitive Agreement

The disclosure required by this Item is included in 1.01 and is incorporated herein by reference.

ITEM 2.03             Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

The disclosure required by this Item is included in 1.01 and is incorporated herein by reference.

ITEM 9.01             Financial Statements and Exhibits

Financial Statements:

None

Exhibits:

Exhibit No.	Description	Page Number in This Filing

99.1	Press release dated April 7, 2014	4

99.2	Amended and Restated $4,000,000,000 Credit Agreement dated as of April 7, 2014	5

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  April 8, 2014

SIMON PROPERTY GROUP, L.P.

By:	Simon Property Group, Inc., the sole General Partner

By:	/s/ Stephen E. Sterrett
Stephen E. Sterrett
Senior Executive Vice President and Chief
Financial Officer